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                           AMENDMENT NUMBER 6 TO THE
                        TEXAS REGIONAL BANCSHARES, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN
                            (WITH 401(K) PROVISIONS)


   Texas Regional Bancshares, Inc., a corporation organized and operating under the laws of the State of Texas, and registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, hereby adopts the following amendments to the Texas Regional Bancshares, Inc. Employee Stock Ownership Plan (with 401(k) provisions) (the "Plan"), effective as of August 8, 1995:

   1. The definition of "Service" in Section 2 of the Plan is hereby deleted and substituted therefor is the following language:

   SERVICE:

              Employment with (i) the Company, (ii) an Affiliated Company, (iii) Mid Valley Bank, as predecessor to the Company's subsidiary, Texas State Bank (with respect to those Employee participants that were formerly participants in the Mid Valley Bank Employees' Pensions Plan), or (iv) First National Bank of South Texas (with respect to those Employees who were employed by First National
              Bank of South Texas as employees of the Rio
              Grande City and Roma branch bank facilities of First National Bank of South Texas as of the time of acquisition of such branch bank facilities by Texas State Bank)."

   2. Section 13(a) is hereby amended in its entirety to read as follows:

              "(a) GENERAL RULE. For purpose of vesting, on Employee's Credited Service includes the number of Plan Years after January 1, 1984, in which he is credited with at least 1,000 Hours of Service. Credited Service shall include such Service with the Company, any other Employer, any Affiliated
              Company, Mid Valley Bank (with respect to those Employee participants that were formerly participants in the Mid Valley Bank Employees' Pension Plan), and First National Bank of South

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              Texas (with respect to those Employees who were
              employed by First National Bank of South Texas as employees of the Rio Grande City and Roma branch bank facilities of First National Bank of South Texas as of the time of acquisition of such branch facilities by Texas State Bank)."

   3. As a result of the amendments to the Plan pursuant to sections 1 and 2 of this Amendment Number 6, persons who are employees of First National Bank of South Texas as of the date of acquisition of First National Bank's Rio Grande City and Roma branch facilities by Texas State Bank, will become Participants (as that term is defined in the Plan) as of the date that such persons become employees of Texas State Bank upon acquisition of such branch facilities by Texas State Bank, without regard to the requirement of entry on January 1st or July 1st subsequent to his or her initial date of service, provided that they are otherwise qualified to be Participants as set forth in section 3 of the Plan. The Plan is hereby further amended to provide that such persons thus become Participants immediately upon commencement of employment by Texas State Bank as of the date of acquisition of the branch facilities, without regard to the requirement of entry on January 1st or July 1st subsequent to his or her initial date of service, provided that they are otherwise qualified under section 3 of the Plan. Notwithstanding the foregoing, each such employee shall only be credited (pursuant to and in accordance with the rules set forth in the Plan) with the amount of compensation paid by Texas State Bank, and shall not be credited with any part of such employee's compensation paid by First National Bank of South
        Texas, for purposes of determining allocations of Employer Contributions and Forfeitures and for all other purposes.

   4. Defined terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Plan.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of Texas Regional Bancshares, Inc., hereby adopts this Amendment Number 6 to the Texas Regional Bancshares, Inc. Employee Stock Ownership Plan (with 401(k) provisions) effective as of August 8, 1995.

                                  Texas Regional Bancshares, Inc.

                                  By:  /s/ G.E. Roney
                                       -----------------------------------
                                  Name:         G.E. Roney
                                       -----------------------------------
                                  Title: Chairman of the Board & President
                                         ---------------------------------


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